DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Sep. 30, 2022
DISCONTINUED OPERATIONS
Schedule of Summary of financial information for the loss from discontinued operations
Loss from discontinued operations, net of taxes:
Revenues	$2,910
TOTAL REVENUES	2,910
Expenses:
Cost of revenue	8,473
General and administrative expenses	58,521
TOTAL EXPENSES	66,994
Loss from discontinued operations before income tax expense	(64,084)
Income tax expense	-
Loss from discontinued operations, net of taxes	$(64,084)